OCTOBER 31, 2001




ANNUAL REPORT






INVESCO INTERNATIONAL FUNDS, INC.

EUROPEAN FUND
INTERNATIONAL BLUE CHIP VALUE FUND

"...WE BELIEVE THAT BUSINESSES WILL BE LEANER AND BETTER PREPARED FOR SUCCESS AS WE MOVE INTO 2002."
SEE PAGE 8














































[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]


USING STYLE TO FURTHER DIVERSIFY YOUR INTERNATIONAL PORTFOLIO

FELLOW SHAREHOLDER:

Unfortunately, the past year's stock market volatility was not limited to the United States. Many of the same difficulties that stymied the U.S. market, such as a stream of weak corporate earnings and pronounced investor uncertainty, were also factors -- to varying degrees -- in other regions of the world.

However, we believe that international funds continue to offer investors an important opportunity to diversify their portfolios by tapping into different markets, trends, and innovative companies from around the globe. At INVESCO, we help investors further diversify by offering both a growth-oriented and a value-oriented fund targeting foreign equities. As you may know, growth funds chiefly emphasize companies' potential for future earnings growth, with valuation as a secondary concern, while value funds typically focus on stocks that are selling at a substantial discount to their intrinsic worth.

Historically, growth and value investing styles have had complementary performance cycles. For example, in the late 1990s, growth funds outpaced their value counterparts. However, the reverse was true in 2000 and for the year-to-date period ended October 31, 2001. Therefore, long-term investors with exposure to both investment styles have typically experienced smoother overall returns, benefiting regardless of which approach is in favor at any given time. Some investors overlook investment style diversification in considering the international portion of their portfolios. Yet, as with domestic investments, growth and value orientations can have a serious impact on international fund returns.

Given current market conditions, now may be an ideal time to consider whether you are leveraging style to manage risk and reward in your international portfolio. It's not that one investment style is better than the other, but that the two IN COMBINATION can be a powerful answer to the uncertainties of international markets.

Sincerely,


/s/ Mark H. Williamson

Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"... IN FOCUSING ON COMPANIES WITH SOLID FRANCHISES AND HEALTHY BALANCE SHEETS, WE BELIEVE THAT THE FUND'S POSITION WILL BE THAT MUCH STRONGER ONCE CONDITIONS STABILIZE."

PAGE 4

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN...........................1

FUND REPORTS.......................................3

AN INTERVIEW WITH STEVEN CHAMBERLAIN...............7

MARKET HEADLINES...................................9

INVESTMENT HOLDINGS...............................11

FINANCIAL STATEMENTS..............................18

NOTES TO FINANCIAL STATEMENTS.....................25

FINANCIAL HIGHTLIGHTS.............................31


                        INVESCO INTERNATIONAL FUNDS, INC.
                                  TOTAL RETURN
                             PERIODS ENDED 10/31/01*

                                                                                                       Manager's
                                           Cumulative                               10 years+ or        Report
Fund (Inception)                            6 months      1 year     5 years+      Since Inception **    Page #
------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-INVESTOR CLASS (6/86)         (27.20%)      (46.45%)     1.67%            6.04%             3
------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS C (2/00)                (29.35%)      (48.76%)      N/A           (42.40%)**+         3
------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS K (12/00)               (27.45%)         N/A        N/A           (41.16%)**          3
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP VALUE FUND-
   INVESTOR CLASS (10/98)                   (18.14%)      (19.74%)      N/A            (2.64%)**+         5
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE
   CHIP VALUE FUND-CLASS C (2/00)           (19.67%)      (21.75%)      N/A           (16.65%)**+         5
------------------------------------------------------------------------------------------------------------------

* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES FOR THE CUMULATIVE 6-MONTH AND 1-YEAR PERIODS SHOWN AT THE RATE OF 1%.

+  AVERAGE ANNUALIZED

** FOR FUNDS INTRODUCED MORE RECENTLY

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING FOREIGN CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN FOREIGN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

EUROPEAN FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The deceleration of economic growth in Europe was similar to the slowdown in the United States for the past 12 months. Weakness began in the manufacturing sector and then spread to the service sector, negatively affecting consumer demand. Late in the period, the terrorist attacks on America further deepened the malaise across the globe. Meanwhile, the European Central Bank (ECB) was slow to reduce interest rates, only beginning to implement cuts in May, in contrast to the U.S. Federal Reserve, which started taking aggressive action in January.

--------------------------------------------------------------------------------
                                 EUROPEAN FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                      % OF TOTAL NET ASSETS AS OF 10/31/01
--------------------------------------------------------------------------------
Aventis SA....................................................3.04%
BP PLC........................................................2.56%
Vodafone Group PLC............................................2.54%
GlaxoSmithKline PLC...........................................2.54%
Wedeco AG Water Technology....................................2.40%
Tomra Systems ASA.............................................2.30%
Serono SA Bearer Shrs.........................................2.18%
WPP Group PLC.................................................2.12%
Nokia Oyj.....................................................2.09%
Telefonica SA.................................................1.97%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

The result was a period of uncertainty for European markets, with increasingly risk-averse investors shying away from the growth stocks we favor. Unable to escape this trend, European Fund-Investor Class shares declined 46.45% for the 12-month period ended October 31, 2001, significantly lagging its broader
benchmark,   the  MSCI-Europe  Index,  which  lost  22.56%.  (Of  course,   past
performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

TECHNOLOGY AND TELECOM STOCKS FALTER

Two high-profile growth segments of the European markets -- technology and telecommunication operators -- were particularly hard-hit during the year. In fact, the average technology stock dropped approximately 50% in Europe, while the average telecom operator was down roughly 45%. This trend can be attributed to a severe slackening in corporate spending, impacting cyclical stocks of all stripes. Investors' indiscriminate retreat from more speculative growth issues, of course, played a role as well.

The fund's overweight position in technology relative to the MSCI-Europe Index took a toll on performance. Attracted to many leading companies in this space because of their strong long-term growth prospects, we endured a rocky journey in the name of potential future gains. And, while never overweight relative to the index in our telecom weighting during the period, fund results were nonetheless set back by these stocks' underperformance.

At the same time, our lack of significant exposure to areas of the market generally deemed less growth-oriented also impeded the fund during the period. Most notably, the fund was underweight in the energy sector, an area whose essentially flat performance was a positive in a year offering few bright spots.

MORE DEFENSIVE GROWTH AREAS PROVIDE SOME BALLAST

Pockets of strength emerged during the year in more defensive European growth companies -- those able to show wary investors steady earnings throughout the downturn. Specifically, the pharmaceutical industry experienced solid performance, and the fund's overweight position in this area proved beneficial. GlaxoSmithKline PLC in the U.K. and Aventis SA in France, for example, both posted strong relative returns during the period thanks to their ability to provide visibility of earnings, to grow revenues by approximately 10%, and to exhibit margin improvements. Synthes-Stratec Inc, a mid-cap leader in the medical equipment arena, was another health care company that rose above market conditions to outperform.

Other niche areas of the market also fared well. In addition to the medical equipment sector, outsourcing companies continued to flourish, as many businesses sought services too costly to handle internally. French contract caterer Sodexho Alliance SA was one beneficiary of this trend.

POSITIONING THE FUND IN TOMORROW'S LEADERS

As a result of their steep losses this past year, several companies within the telecommunication services and technology sectors have particularly attractive valuations. We have recently been taking advantage of these opportunities to prepare the fund for a possible upturn in European economies next year.

LINE GRAPH:  INVESCO EUROPEAN FUND-INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Investor Class to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund-Investor Class, inclusion of redemption fee, for the ten-year period ended 10/31/01.

              INVESCO EUROPEAN FUND
                 -INVESTOR CLASS                     MSCI-EUROPE INDEX(2)

10/91            $ 10,000                                 $ 10,000
10/92            $  9,278                                 $  9,860
10/93            $ 11,299                                 $ 12,442
10/94            $ 12,139                                 $ 13,892
10/95            $ 13,404                                 $ 15,792
10/96            $ 16,550                                 $ 18,627
10/97            $ 19,542                                 $ 23,545
10/98            $ 24,411                                 $ 29,059
10/99            $ 27,496                                 $ 32,793
10/00            $ 33,567                                 $ 33,189
10/01            $ 17,977                                 $ 25,702

Our strategy is also driven by several compelling sector and company specific trends indicating a better future for each area. Within telecom services, we are heartened by data showing that the average revenue per user has stabilized, while the cost of acquiring new subscribers has been reduced. Meanwhile, in the technology sector, excessive inventory levels have been gradually coming down. These factors make for greatly improved growth profiles -- and in focusing on companies with solid franchises and healthy balance sheets, we believe that the fund's position will be that much stronger once conditions stabilize.

Though it has been and continues to be notoriously difficult to predict exactly when this might happen, our long-term outlook is optimistic. We feel that recent interest rate cuts in Europe have yet to influence the region's economies, and are hopeful that this will begin to happen shortly. Furthermore, inflation has been falling, and companies are becoming more aggressive in their restructuring efforts. The combination of these developments could, in our opinion, lead to healthy earnings and an economic turnaround going forward.

Of course, volatility and clouded visibility are likely in the short term -- especially given the extraordinary circumstances surrounding fallout from the terrorist attacks of September 11, which continue to reverberate around the world. Regardless of the market's next move, we will remain a stock-picking fund dedicated to research and the identification of growth opportunities.

FOR MORE DETAILS ON STEVEN'S CURRENT OUTLOOK FOR EUROPEAN MARKETS, PLEASE SEE PAGE 7.

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Class C to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund-Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 10/31/01.

              INVESCO EUROPEAN FUND-CLASS C             MSCI-EUROPE INDEX(2)

 2/00                 $ 10,000                               $ 10,000
10/00                 $  7,444                               $  9,140
10/01                 $  3,889                               $  7,078

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Class K to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund-Class C, inclusion of contingent deferred sales charge, for the period since inception (12/00) through 10/31/01.

              INVESCO EUROPEAN FUND-CLASS K             MSCI-EUROPE INDEX(2)

12/00                 $ 10,000                               $ 10,000
10/01                 $  5,884                               $  8,054

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2) THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING FOREIGN CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN FOREIGN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

PIE CHART:     EUROPEAN FUND
               COUNTRY BREAKDOWN
               AS OF 10/31/01
               [PIE CHART]

               % OF TOTAL NET ASSETS

               United Kingdom..................23.90%
               France..........................16.90%
               Germany.........................11.24%
               Switzerland......................9.71%
               Netherlands......................9.27%
               Sweden...........................5.98%
               Spain............................3.42%
               Finland..........................2.72%
               Italy............................2.30%
               Norway...........................2.30%
               Denmark..........................1.99%
               Israel...........................1.35%
               Luxembourg.......................1.23%
               Belgium..........................1.05%
               Ireland..........................0.72%
               United States....................0.41%
               Portugal.........................0.36%
               Net Cash & Cash Equivalents......5.15%

FUND MANAGEMENT

[PHOTOGRAPH OF STEVEN A. CHAMBERLAIN OMITTED]

STEVEN A. CHAMBERLAIN
EUROPEAN FUND

STEVEN CHAMBERLAIN IS THE LEAD MANAGER FOR THE TEAM THAT OVERSEES INVESCO EUROPEAN FUND. HE HOLDS A BSC FROM KINGSTON POLYTECHNIC AND HAS EXPERIENCE IN EQUITIES AND CURRENCY TRADING. HE JOINED INVESCO IN 1987, AND HAS MANAGED THE FUND SINCE 1990.

INTERNATIONAL BLUE CHIP VALUE FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The 12-month period ended October 31, 2001, was volatile for equities all around the world, as economic worries and terrorist attacks severely eroded investor confidence. In response to falling stock prices, many investors rotated into securities believed to be more stable, including bonds and cash equivalents.

This environment created a challenging backdrop for the fund, and for the 12-month period ended October 31, 2001, the value of International Blue Chip Value Fund-Investor Class shares declined 19.74%. Despite losing ground, the fund was able to outperform its benchmark, the MSCI-Europe, Australia, and Far East Index, which declined 24.68% over the same period. (Of course, past performance is no guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

VALUE EMPHASIS AND STOCK SELECTION KEY TO PERFORMANCE

The fund's relative performance can be attributed, in part, to its value-oriented investment style, which leads us to prefer companies possessing balance sheet strength and stable earnings growth over time. With the market's confidence having been shaken by the deteriorating economy, many investors turned to companies possessing these defensive characteristics, believing they might be better positioned to weather the poor business climate. This rotation to more financially stable companies benefited the portfolio.

--------------------------------------------------------------------------------
                      INTERNATIONAL BLUE CHIP VALUE FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                      % OF TOTAL NET ASSETS AS OF 10/31/01
--------------------------------------------------------------------------------
Novartis AG Registered Shrs.........................................3.44%
Nestle SA Registered Shrs...........................................3.39%
HSBC Holdings PLC...................................................2.86%
Unilever NV New York Registered Shrs................................2.72%
ING Groep NV........................................................2.71%
National Australia Bank Ltd.........................................2.58%
Endesa SA Sponsored ADR Representing Ord Shrs.......................2.56%
Fuji Photo Film Ltd.................................................2.48%
TotalFinaElf SA Sponsored ADR Representing 1/2 Series B Shr.........2.48%
Societe Generale Series A Shrs......................................2.41%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Another factor that supported the fund's relative showing stemmed from our bottom-up stock picking rather than making investments based on country selection. For example, the fund's overweight position in energy stocks aided performance, as did its overweight exposure to consumer stocks, such as the U.K.'s Diageo PLC and the Netherlands' Unilever NV. Our full exposure to many of the market's more defensive areas also proved prudent during the period. Notably, the fund's pharmaceutical stocks, including Switzerland's Novartis AG, and its utility stocks, which rallied as investors recognized the compelling values of many participants in the group, performed well.

TECHNOLOGY AND TELECOM STOCKS BOLSTER OUR RELATIVE SHOWING

Our stock selection was perhaps best reflected in the performance of our technology and telecommunications stocks. Although the tech and telecom sectors endured well-documented declines over the past year, our holdings have held up well relative to the overall market. We believe this resilience is the result of our price sensitivity along with our reliance on proven measures of profitability -- elements that helped us avoid many of the groups' blow-ups.

Finally, the fund's financial services exposure also performed relatively well throughout the period. Early in this fiscal year, we decided to reduce our weighting in companies with significant capital markets exposure, a tactic that served us well as stock markets declined. More recently, however, we have started to rebuild our exposure to the group as we have started to find several solid businesses trading at attractive prices, including select opportunities in Europe.

BEING HIGHLY SELECTIVE AS WE EXPLORE FUTURE OPPORTUNITIES

Looking ahead, we continue to be optimistic about the outlook for international markets. In Europe, we believe the European Central Bank and the Bank of England have reacted appropriately and that those economies will soon show signs of recovery.

Fundamentally, the earnings outlook for international equities remains as bright as those of American companies. However, if you look only at the relative valuations of European and U.S. stocks, that promise has not been reflected. European stocks continue to trade at a significant discount to their American counterparts, an inefficiency that we believe will be recognized and accounted for. Furthermore, considering that the European economy will likely feel less of an impact from the terrorist attacks than the U.S., we believe the short-term economic trends appear more favorable in Europe.

We are not as optimistic about Japanese stocks. We believe the Japanese economy and banking system remain impaired and have yet to see dramatic improvement. As such, we will continue to be very selective when exploring opportunities in Japan.

Regardless of the country or economic backdrop, selectivity will remain the hallmark of our investment strategy. We will continue to seek out companies with historically consistent financial results, strong balance sheets, and attractive valuations. Unless a company possesses all three of these characteristics, which together create our broad definition of value, we will not invest, but will look for opportunities that are more worthy of your investment dollars.


PIE CHART:       INTERNATIONAL BLUE CHIP VALUE FUND
                 COUNTRY BREAKDOWN
                 AS OF 10/31/01
                 [PIE CHART]

                 % OF TOTAL NET ASSETS

                 United Kingdom......................21.51%
                 Japan...............................17.73%
                 Switzerland.........................11.64%
                 France...............................9.93%
                 Netherlands..........................9.77%
                 Spain................................5.91%
                 Italy................................5.32%
                 Germany..............................4.86%
                 Australia............................3.83%
                 South Korea..........................2.05%
                 Portugal.............................1.66%
                 Brazil...............................1.46%
                 Mexico...............................1.23%
                 Hong Kong............................1.20%
                 Norway...............................1.16%
                 Canada...............................0.98%
                 Net Cash & Cash Equivalents.........(0.24%)


LINE GRAPH: INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-
            INVESTOR CLASS GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund-Investor Class to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund-Investor Class, inclusion of redemption fee, for the three-year period ended 10/31/01.

                INVESCO INTERNATIONAL BLUE CHIP
                   VALUE FUND-INVESTOR CLASS        MSCI-EAFE INDEX(4)

10/98                   $ 10,000                          $ 10,000
10/99                   $ 11,199                          $ 12,337
10/00                   $ 11,497                          $ 12,009
10/01                   $  9,227                          $  9,045

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-
             CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund-Class C to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund-Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 10/31/01.

                INVESCO INTERNATIONAL BLUE CHIP
                   VALUE FUND-CLASS C               MSCI-EAFE INDEX(4)

 2/00                   $ 10,000                          $ 10,000
10/00                   $  9,237                          $  8,969
10/01                   $  7,321                          $  6,755

FUND MANAGEMENT

[PHOTOGRAPH OF ERIK B. GRANADE OMITTED]

ERIK B. GRANADE, CFA, CIC
INTERNATIONAL BLUE CHIP
VALUE FUND

ERIK GRANADE IS CHIEF INVESTMENT OFFICER OF INVESCO GLOBAL ASSET MANAGEMENT (N.A.). HE RECEIVED A BA FROM TRINITY COLLEGE AND IS A CHARTERED FINANCIAL ANALYST (CFA) CHARTERHOLDER. ERIK JOINED INVESCO IN 1996, AND BEGAN HIS INVESTMENT CAREER IN 1986. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

(3) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4) THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX THAT REFLECTING PERFORMANCE OF THE EUROPEAN/AUSTRALIAN/FAR EASTERN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING FOREIGN CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN FOREIGN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

QUESTIONS & ANSWERS

AN INTERVIEW WITH EUROPEAN FUND MANAGER STEVEN CHAMBERLAIN

[PHOTOGRAPH OF STEVEN CHAMBERLAIN OMITTED]

STEVEN CHAMBERLAIN MANAGES INVESCO EUROPEAN FUND

EUROPE'S ROLE IN THE GLOBAL SLOWDOWN -- AND ITS CAPACITY FOR RECOVERY

EUROPEAN STOCKS HAVE GENERALLY STRUGGLED ALONGSIDE THEIR U.S. COUNTERPARTS THIS PAST YEAR. WHAT WERE THE MAIN FACTORS HURTING PERFORMANCE?

STEVEN CHAMBERLAIN: Over the past year, we experienced developments in the European markets similar to what transpired in the U.S., albeit not quite as severe. At the start of the reporting period, economic growth was advancing at a rate of approximately 3%, but we saw this figure erode as the period progressed. Today, with some variance from country to country, growth is more along the lines of 0% to 1%.

The most prominent factor behind this trend was a marked deterioration in business confidence over the entire reporting period. This was joined by weakness spreading from the manufacturing part of the economy into the service sector. Most recently, we've also seen signs of weakness in consumer demand.

It's important to note, however, that some pockets of strong growth emerged. The U.K. was the most resilient country during the period, with consumer demand and retail sales staying relatively healthy all year.

UNLIKE THE U.S. FEDERAL RESERVE, THE EUROPEAN CENTRAL BANK (ECB) WAS SLOW TO CUT INTEREST RATES IN EUROPE. WHAT IS BEHIND THE BANK'S HESITATION, AND HOW HAS THIS AFFECTED EUROPEAN MARKETS?

STEVEN CHAMBERLAIN: First of all, inflation, particularly within the euro zone but also in the U.K. to some extent, was above the ECB's upper target of 2% throughout the year. In fact, inflation hovered above this target for much of the period -- with a peak in May of 3.4% -- and until we were fairly well into 2001, it was generally trending higher. This was largely the result of a weak euro and high oil prices (year-on-year, oil's price per barrel was up approximately 40% in euro terms). Under these conditions, the ECB was slow to act without clear evidence that inflation was beginning to decline.

Furthermore, the bank initially believed that Europe would be relatively immune to the slowdown experienced by the U.S. Later, of course, it became obvious that this was a misconception, but in the meantime, Europe endured a "wait and see" period. And finally, I think that because the ECB is a fairly new institution, it was keen on establishing its credentials and independence. Therefore, although the securities markets and politicians wanted to see interest rate cuts, the ECB was hesitant to go along with this for fear of sending the wrong message.

As a result of the ECB's slow action, growth was held up more than necessary during the year, which in turn negatively affected earnings. At the start of the reporting period, we were looking for earnings-per-share growth rates around 12%. Now, for the market as a whole, we've been expecting declines of about 10%. Fortunately, the ECB reversed its stance, and started cutting rates in May 2001.

WHAT ARE YOUR THOUGHTS ON THE EURO AT THIS JUNCTURE?

STEVEN CHAMBERLAIN: The euro continued to weaken against the U.S. dollar during the year, though at a slower rate of decline than we had seen in previous periods. It fell by more than 4% against the dollar over the last 12 months, so it certainly reduced returns for U.S. investors.

That said, the currency has stabilized and finally reached levels close to fair value. Additionally, we feel that the major trends surrounding the introduction of the euro remain in place. A common currency should help businesses invest with more confidence, and, over the long term, could have a disinflationary impact by increasing competition and fueling a subsequent reduction in prices for goods and services.

OBVIOUSLY, THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE HAD AN IMPACT AROUND THE WORLD. COULD YOU DESCRIBE HOW THEY HAVE REVERBERATED IN EUROPEAN MARKETS AND WHAT SOME OF THE LONGER-TERM EFFECTS MIGHT BE?

STEVEN CHAMBERLAIN: Thus far, the immediate impact has been evident on two levels. First, from the perspective of companies operating in Europe, the attacks have deepened negative business sentiment and further clouded visibility. At the same time, the attacks reduced investors' appetite for risk -- which has hurt European equities. Italy is a good example of this. In September, we saw a significant move out of equity mutual funds into fixed-income instruments, with investors selling $5 billion worth of Italian equity fund shares during the month.

Although matters improved in October, the concern is that because equity returns in Europe -- unlike those in the U.S. -- have been weak for about three years now, the current uncertainty could be more difficult to overcome. In the U.S., investors recognize that equities represent one of the best ways to generate solid, long-term returns. But in Europe -- especially Continental Europe -- a strong equity culture has not yet fully developed. It's possible, then, that the awaited change in Europeans' attitude toward investing in the stock market could be delayed because of the attacks.

WHAT ARE THE CURRENT DRIVERS OF THE EUROPEAN MARKETS?

STEVEN CHAMBERLAIN: We realize that the economic background is weak at this time and competition in the corporate environment is fierce. But there's still quite a bit to be excited about if you're a long-term investor in Europe. First, it's important to remember that at the beginning of this reporting period, interest rates were moving up -- and that the ECB's first cuts were not made until May 2001, with the majority of cuts implemented as recently as this fall. Since it generally takes rate reductions some time to work their magic, we're still due to reap the benefits of the ECB's easing actions.

The second driver is that companies are becoming much more proactive about "self help." In other words, they recognize that in an environment characterized by constant profit warnings and weak stock returns, it's important to take aggressive steps now that will allow them to see the other side of today's travails. In the last two months, we've witnessed a great deal more restructuring and cost-cutting measures. Although it's too early to see the effects of this in earnings reports, we believe that businesses will be leaner and better prepared for success as we move into 2002. In turn, we will be prepared to take advantage of this shift.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING FOREIGN CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN FOREIGN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

"SINCE IT GENERALLY TAKES RATE REDUCTIONS SOME TIME TO WORK THEIR MAGIC, WE'RE STILL DUE TO REAP THE BENEFITS OF THE ECB'S EASING ACTIONS."

--STEVEN CHAMBERLAIN

MARKET HEADLINES

MARKET OVERVIEW
NOVEMBER 2000 THROUGH OCTOBER 2001

The terrorist attacks of September 11 occurred near the end of the funds' fiscal period, yet it goes without saying that their importance far outweighs any other news covering this time frame. Indeed, as with other world-altering events, the terrorist assault on America has created a chasm, with the time before the tragedy on one side and the time after on the other -- two periods so different in feeling and scope, it is difficult to consider them at once.

To understand the full impact of the attacks on the world's financial markets, it is necessary to start with the period's activities prior to September 11. Though we did see energetic rallies boost markets in January and April following the lead of U.S. stocks -- which were responding to surprise interest rate cuts by the Federal Reserve -- weak corporate earnings from virtually every corner of the world had soured investors' confidence by mid-May.

Through late spring and into the summer months, the global economy only worsened. It soon became clear that what had started as the bursting of the technology bubble was metamorphosing into a widespread downturn, with growth-oriented stocks taking the hardest hit. Although many negative reports originated from U.S. companies, the "contagion effect" took its toll on previously stronger European stocks as the year progressed. Throughout the period, the German Ifo Index, considered one of Europe's best measures of the business climate, steadily declined.

While European markets stumbled, the European Central Bank (ECB) took a relatively hesitant approach. Concerned about inflation and currencies, the ECB refrained from acting as aggressively as the U.S. Federal Reserve, reducing interest rates only three times during the period in contrast to the Fed's nine cuts over the same one-year time frame.

Unfortunately, Asia and Latin America offered little respite. The Japanese economy, which has been largely stagnant for the past 10 years, continued to suffer in spite of -- and, increasingly, because of -- 0% interest rates, which leave the country unable to put monetary policy to work. Debt remains heavy in Japan, and banks are faced with the possibility that they may have to take huge write-offs to solve the problems incurred by bad loans. And while the new prime minister, Junichiro Koizumi, has promised sweeping reforms, investors have yet to see signs of a sustainable turnaround. Meanwhile, troubles brewed in Argentina, with talk of a possible devaluation of the Argentinean dollar taking center stage in Latin America and hindering markets throughout the region.

However, some signs of a market bottom did surface by August. The German Ifo posted its first gain in 2001 that month, as the European economy was bolstered by dropping inflation, the euro's stronger position, and the ECB's more active strategy. And in the U.S. -- an economy watched closely by investors overseas -- the labor market seemed to be stabilizing, consumer spending was holding up, and reports of inventory reductions were becoming more frequent. In fact, it appeared that, statistically speaking, with the first two quarters of gross domestic product (GDP) growth in 2001 averaging 1% growth in the U.S., we were witnessing the "soft landing" the Fed had attempted to engineer -- and the avoidance of the global recession many had feared.

After September 11, of course, talk of a soft landing dissipated. The stock markets' unfavorable reaction to an uncertain environment is well known, and the attacks only caused investors' sense of uncertainty to reach new heights. Meanwhile, many companies took an unexpected blow, with business largely coming to a halt during the week of the attacks. As the world's financial markets attempted to digest the unprecedented tragic events, the third quarter concluded as one of the worst in recent memory for stocks.

Bonds, on the other hand, were aided by investors' anxiety over the struggling stock market -- which spurred a flight to fixed-income securities. Indeed, U.S. Treasuries, municipal bonds, and investment-grade corporate bonds all fared relatively well during the year. Some stocks in more defensive areas such as health care and consumer staples also managed to weather the downturn admirably.

In considering the market as a whole, these pockets of solid performance were admittedly few and far between throughout the period. And in looking ahead, exactly how deep and how protracted the near-term slowdown becomes is unknown and unknowable inasmuch as it hinges on consumer and corporate confidence in the wake of the attacks.

Yet we are convinced that business around the world will revert to normal. In October, the final month of the period, we already began to see signs of the markets anticipating improvement, with all of the major U.S. and foreign stock indexes advancing for the month. Furthermore, fiscal and monetary stimuli may help push the economy forward, with the Federal Reserve, ECB, and U.S. Congress committed to putting more money into the hands of consumers. In this trying time, as we monitor the war in Afghanistan and additional fallout from September 11, investors should not lose sight of the positives that we believe will eventually spur global markets toward a recovery. It may come later than we had hoped, but we believe it's still on the way.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING FOREIGN CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN FOREIGN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

"IN OCTOBER, THE FINAL MONTH OF THE PERIOD, WE ALREADY BEGAN TO SEE SIGNS OF THE MARKETS ANTICIPATING IMPROVEMENT, WITH ALL OF THE MAJOR U.S. AND FOREIGN STOCK INDEXES ADVANCING FOR THE MONTH."

INVESTMENT HOLDINGS
STATEMENT OF INVESTMENT SECURITIES
INVESCO INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2001
UNAUDITED

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
EUROPEAN FUND
96.32  COMMON STOCKS
1.09   BELGIUM
       UCB SA                                              PH               100,000                $   3,811,762
================================================================================================================
2.06   DENMARK
       Group 4 Falck A/S                                   DE                28,000                    3,318,860
       Vestas Wind Systems A/S                             IM               125,000                    3,930,865
================================================================================================================
                                                                                                       7,249,725
2.81   FINLAND
       Elisa Communicion Oyj A Shrs                        IE               206,204                    2,275,167
       Nokia Oyj                                           TE               363,600                    7,607,698
================================================================================================================
                                                                                                       9,882,865
17.47  FRANCE
       A Novo                                              EE               135,000                    1,823,917
       Accor SA                                            HO                40,000                    1,256,296
       Altran Technologies SA(a)                           CN                80,300                    3,688,637
       Aventis SA                                          PH               150,000                   11,044,834
       AXA                                                 ML               161,332                    3,531,075
       BNP Paribas SA                                      BA                45,000                    3,745,111
       Business Objects SA Sponsored ADR
         Representing Ord Shrs(b)                          AO                90,000                    2,466,900
       Cap Gemini SA                                       SY                24,000                    1,351,050
       Essilor International SA                            HS               210,970                    5,907,743
       Havas Advertising SA                                AD               351,574                    2,612,467
       LVMH Moet Hennessy Louis Vuitton SA                 LP                19,988                      705,185
       NRJ Group(a)                                        BC               100,000                    1,468,141
       Orange SA(a)                                        WT               420,000                    3,404,646
       Schneider Electric SA                               IM                90,000                    3,605,682
       Sodexho Alliance SA                                 HI               101,201                    4,767,236
       STMicroelectronics NV                               SC                70,000                    1,979,739
       TotalFinaElf SA Series B Shrs                       IO                40,000                    5,620,368
       Vinci SA                                            EC                40,000                    2,413,876
================================================================================================================
                                                                                                      61,392,903
9.88   GERMANY
       Aixtron AG                                          SE                28,619                      540,804
       Allianz AG Registered Shrs                          ML                16,000                    3,772,852
       Bayerische Motoren Werke AG                         AM                85,000                    2,529,526
       DAB Bank AG(a)(b)                                   IA               100,000                    1,065,528
       Deutsche Bank AG Registered Shrs                    BA                50,000                    2,782,713
       Deutsche Telekom AG(b)                              IL               100,000                    1,548,303
       Medion AG                                           DI                74,000                    2,678,736
       MLP AG                                              IA                55,000                    3,685,664
       Muenchener Rueckversicherungs-Gesellschaft
         AG Registered Shrs                                WT                17,000                    4,494,043
       SAP AG                                              AO                28,000                    2,900,254
       Wedeco AG Water Technology(b)                       WU               278,000                    8,726,252
================================================================================================================
                                                                                                      34,724,675

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

0.75   IRELAND
       CRH PLC                                             BP               170,000                $   2,633,647
================================================================================================================
1.39   ISRAEL
       Card Guard AG Registered Shrs(b)                    HC                99,700                    3,825,222
       Oridion Systems Ltd(b)                              HC               240,000                    1,072,938
================================================================================================================
                                                                                                       4,898,160
2.38   ITALY
       Banca Fideuram SpA                                   DF               90,000                      555,282
       Luxottica Group SpA Sponsored ADR
         Representing Ord Shrs                              HS              270,000                    4,255,200
       Telecom Italia Mobile SpA                            WT              650,000                    3,542,003
================================================================================================================
                                                                                                       8,352,485
1.27   LUXEMBOURG
       Thiel Logistik AG(b)                                 AO              242,240                    4,479,350
================================================================================================================
9.58   NETHERLANDS
       Aegon NV                                             ML               75,000                    1,884,715
       ASML Holding NV(b)                                   SE              150,000                    2,161,680
       Fortis NV                                            AC              218,242                    5,169,806
       ING Groep NV                                         ML              233,000                    5,813,208
       Koninklijke Ahold NV                                 FR              175,000                    4,927,279
       Koninklijke Philips Electronics NV                   CL              125,000                    2,841,708
       QIAGEN NV(b)                                         BI              113,200                    2,052,439
       Royal Dutch Petroleum                                IO               30,000                    1,526,686
       Teleplan International NV(a)(b)                      DE              180,000                    2,576,182
       Vedior NV Certificates                               ES              295,036                    2,710,537
       VNU NV                                               PU               68,714                    2,005,259
================================================================================================================
                                                                                                      33,669,499
2.38   NORWAY
       Tomra Systems ASA                                    EN              837,892                    8,349,202
================================================================================================================
0.37   PORTUGAL
       M Fundoes Accoes Portugal Closed-End Fund(b)         IN               90,000                    1,291,334
================================================================================================================
3.54   SPAIN
       Banco Bilbao Vizcaya Argentaria SA Registered Shrs   BA              150,000                    1,679,355
       Banco Santander Central Hispano SA                   BA              260,000                    2,002,256
       Telefonica Publicidad e Infomacion SA                AD              420,000                    1,581,269
       Telefonica SA(b)                                     IE              596,068                    7,161,959
================================================================================================================
                                                                                                      12,424,839
6.18   SWEDEN
       Assa Abloy AB Series B Shrs                          BP              584,468                    6,677,405
       Telefonaktiebolaget LM Ericsson Series B Shrs        TE              800,000                    3,475,383
       Securitas AB Series B Shrs(a)                        DE              350,000                    5,841,671
       Skandia Forsakrings AB                               ML              950,000                    5,717,080
================================================================================================================
                                                                                                      21,711,539
10.04  SWITZERLAND
       Adecco SA Registered Shrs                            ES               95,000                    4,206,320
       Credit Suisse Group Registered Shrs                  BA              150,000                    5,484,108
       Kudelski SA Bearer Shrs(b)                           EE               62,200                    3,513,963
       Nestle SA Registered Shrs                            PF               27,000                    5,605,365

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

       Serono SA Bearer Shares                             DR                10,000                $   7,906,179
       Straumann Holding AG Registered Shrs                HC                57,240                    3,785,853
       Synthes-Stratec Inc                                 HC                 7,271                    4,773,417
================================================================================================================
                                                                                                      35,275,205
24.71  UNITED KINGDOM
       ARM Holdings PLC(b)                                 SC             1,225,000                    6,199,681
       Arsenal Holdings PLC(b)                             ME                     2                        5,235
       Autonomy Corp PLC(b)                                DP               129,035                      525,436
       Barclays PLC                                        BA               225,225                    6,780,176
       BP PLC                                              IO             1,150,000                    9,282,070
       British Sky Broadcasting PLC(b)                     CO               300,000                    3,359,433
       British Telecommunications PLC(b)                   IE               500,000                    2,530,482
       Centrica PLC                                        OQ               500,000                    1,592,458
       CGNU PLC                                            ML               250,000                    2,999,494
       COLT Telecom Group PLC(b)                           AC               245,000                      418,657
       Compass Group PLC                                   HO               200,000                    1,458,663
       Galen Holdings PLC                                  DR               150,852                    1,623,054
       GKN PLC                                             AP               500,000                    1,932,401
       GlaxoSmithKline PLC                                 PH               342,440                    9,213,194
       HSBC Holdings PLC                                   BA               600,000                    6,574,890
       Manchester United PLC                               LF             2,400,000                    4,589,771
       NDS Group PLC Sponsored ADR
         Representing Ord Shrs(b)                          IS                50,000                    1,047,500
       Pearson PLC                                         PU               209,015                    2,501,677
       Shell Transport & Trading PLC Registered Shrs       IO               450,000                    3,370,340
       3i Group PLC                                        IN                60,000                      647,454
       Turbo Genset PLC(a)(b)                              IM             1,600,000                    3,257,632
       Vodafone Group PLC                                  WT             3,986,106                    9,217,220
       WPP Group PLC                                       AD               850,000                    7,695,065
================================================================================================================
                                                                                                      86,821,983
0.42   UNITED STATES
       OpenTV Corp Class A Shrs(b)                         AO               200,000                    1,472,000
================================================================================================================
       TOTAL COMMON STOCKS (COST $403,019,021)                                                       338,441,173
================================================================================================================
1.73   PREFERRED STOCKS
1.73   GERMANY
       Porsche AG, Pfd (Cost $4,822,180)                   AM                22,000                    6,093,236
================================================================================================================
1.95   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
1.95   UNITED STATES
       Repurchase Agreement with State Street dated
         10/31/2001 due 11/1/2001 at 2.560%, repurchased
         at $6,841,486 (Collateralized by Fannie Mae
         Benchmark Notes, due 1/15/2030 at 7.125%,
         value $7,063,107)(Cost $6,841,000)                RA         $   6,841,000                    6,841,000
================================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $414,682,201)
       (Cost for Income Tax Purposes $425,800,150)                                                 $ 351,375,409
================================================================================================================

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP VALUE FUND
100.00 COMMON STOCKS
3.82   AUSTRALIA
       National Australia Bank Ltd                         BA                80,000                $   1,234,050
       Rio Tinto Ltd                                       GO                37,000                      597,596
================================================================================================================
                                                                                                       1,831,646
1.46   BRAZIL
       Petroleo Brasileiro SA-Petrobras Sponsored ADR
         Representing Ord Shrs                             IS                35,000                      700,000
================================================================================================================
0.98   CANADA
       Barrick Gold                                        GO                30,000                      467,700
================================================================================================================
9.90   FRANCE
       Compagnie de Saint-Gobain                           CA                 5,400                      751,454
       Compagnie Generale des Establissements
         Michelin Series B Shrs                            TR                28,000                      865,789
       Societe Generale Series A Shrs                      BA                23,000                    1,150,779
       TotalFinaElf SA Sponsored ADR
         Representing 1/2 Series B Shr                     IO                17,000                    1,185,580
       Vivendi Universal SA                                ME                17,000                      794,688
================================================================================================================
                                                                                                       4,748,290
4.85   GERMANY
       BASF AG                                             DC                21,000                      711,193
       Bayer AG                                            DC                23,500                      698,493
       Deutsche Bank AG Registered Shrs                    BA                13,000                      723,505
       SAP AG Sponsored ADR Representing 1/4 Ord Shr       AO                 7,500                      192,750
================================================================================================================
                                                                                                       2,325,941
1.20   HONG KONG
       China Mobile Ltd(b)                                 WT               190,000                      576,090
================================================================================================================
5.31   ITALY
       ENI SpA Sponsored ADR Representing 5 Ord Shrs(a)    IO                17,000                    1,071,170
       Sanpaolo IMI SpA Sponsored ADR
         Representing 2 Ord Shrs(a)                        BA                31,000                      647,590
       Telecom Italia SpA Sponsored ADR
         Representing 10 Savings Shrs(a)                   IE                10,000                      825,500
================================================================================================================
                                                                                                       2,544,260
17.69  JAPAN
       Canon Inc                                           OE                30,000                      872,513
       Fuji Photo Film Ltd                                 PT                36,000                    1,188,187
       Hitachi Ltd Sponsored ADR
         Representing 10 Ord Shrs                          EE                10,500                      733,530
       Ito-Yokado Ltd                                      FR                18,000                      794,085
       Kyocera Corp                                        EE                 6,000                      408,317
       Nippon Telegraph & Telephone Sponsored ADR
         Representing 1/200 Ord Shr                        IE                45,000                      940,950
       Shin-Etsu Chemical Ltd                              DC                23,000                      757,240
       Sony Corp Sponsored ADR
         Representing Ord Shrs                             CL                25,000                      955,000
       Takefuji Corp                                       CF                 7,000                      581,022
       TDK Corp                                            EE                15,000                      666,639

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

      Toyota Motor                                         AM                24,000                $     582,329
================================================================================================================
                                                                                                       8,479,812
1.22  MEXICO
      Telefonos de Mexico SA Sponsored ADR
        Representing 20 Series L Shrs                      IE                17,237                      587,092
================================================================================================================
9.75  NETHERLANDS
      ABN AMRO Holding NV Sponsored ADR
        Representing Ord Shrs                              BA                65,000                      995,150
      ING Groep NV                                         ML                52,000                    1,297,368
      Koninklijke Philips Electronics NV New York
        Registered Shrs Representing Ord Shrs              CL                48,000                    1,082,400
      Unilever NV New York Registered Shrs                 PF                25,000                    1,299,500
================================================================================================================
                                                                                                       4,674,418
1.16  NORWAY
      Statoil ASA(b)                                       OR                80,000                      553,960
================================================================================================================
1.65  PORTUGAL
      Portugal Telecom SGPS SA Sponsored ADR
        Representing Ord Shrs                              IE               100,000                      793,000
================================================================================================================
2.04  SOUTH KOREA
      Korea Electric Power Sponsored ADR
        Representing 1/2 Ord Shr                           EU                55,000                      479,050
      Korea Telecom Sponsored ADR
        Representing 1/2 Ord Shr                           IE                24,000                      500,160
================================================================================================================
                                                                                                         979,210
5.90  SPAIN
      Banco Popular Espanol SA                             BA                24,500                      823,105
      Endesa SA Sponsored ADR
        Representing Ord Shrs                              EU                80,000                    1,224,000
      Repsol-YPF SA Sponsored ADR
        Representing Ord Shrs                              IO                53,900                      782,089
================================================================================================================
                                                                                                       2,829,194
11.61 SWITZERLAND
      Nestle SA Registered Shrs                            PF                 7,800                    1,619,328
      Novartis AG Registered Shrs                          PH                44,000                    1,647,743
      Roche Holding AG                                     PH                 8,500                      589,519
      Syngenta AG(b)                                       FA                15,550                      795,165
      Zurich Financial Services AG(a)                      ML                 4,000                      916,161
================================================================================================================
                                                                                                       5,567,916
21.46 UNITED KINGDOM
      BP PLC                                               IO               115,000                      928,207
      British Telecommunications PLC(b)                    IE               120,000                      607,316
      British Telecommunications PLC Sponsored ADR
        Representing 10 Ord Shrs                           IE                 5,850                      293,027
      Corus Group PLC Sponsored ADR
        Representing 10 Ord Shrs(a)(b)                     ST                30,000                      234,300
      Diageo PLC                                           BR               110,000                    1,098,215
      GlaxoSmithKline PLC                                  PH                30,438                      818,921
      GlaxoSmithKline PLC Sponsored ADR
        Representing 2 Ord Shrs                            PH                17,000                      906,100

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

       HSBC Holdings PLC                                   BA               125,000                $   1,369,769
       Kingfisher PLC                                      GM                84,400                      392,777
       Marks & Spencer PLC                                 DS               143,000                      596,859
       Royal Bank of Scotland Group PLC                    BA                36,000                      861,236
       Royal Bank of Scotland Group PLC Value Shrs(b)      BA                49,040                       65,080
       Scottish Power PLC                                  EU               175,000                    1,005,285
       Shell Transport & Trading PLC New York Registered
         Shrs Sponsored ADR Representing 6 Ord Shrs        IO                25,000                    1,113,750
================================================================================================================
                                                                                                      10,290,842
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $52,738,011)
       (Cost for Income Tax Purposes $54,687,696)                                                  $  47,949,371
================================================================================================================

(a) Loaned Security, a portion or all of the security is on loan at October 31, 2001.
(b) Security is non-income producing.


SUMMARY OF INVESTMENTS BY INDUSTRY

                                                                              % OF
                                                     INDUSTRY           INVESTMENT
INDUSTRY                                                 CODE           SECURITIES                         VALUE
----------------------------------------------------------------------------------------------------------------
EUROPEAN FUND
Advertising                                                AD                3.38%                 $  11,888,801
Alternative Carriers                                       AC                1.59                      5,588,463
Application Software                                       AO                3.22                     11,318,504
Auto Parts & Equipment                                     AP                0.55                      1,932,401
Automobile Manufacturers                                   AM                2.45                      8,622,762
Banks                                                      BA                8.27                     29,048,609
Biotechnology                                              BI                0.58                      2,052,439
Broadcasting-- Radio/TV                                    BC                0.42                      1,468,141
Building Products                                          BP                2.65                      9,311,052
Cable & Satellite Operators                                CO                0.96                      3,359,433
Construction & Engineering                                 CN                1.05                      3,688,637
Consumer Electronics                                       CL                0.81                      2,841,708
Data Processing Services                                   DP                0.15                        525,436
Distributors                                               DI                0.76                      2,678,736
Diversified Commercial Services                            DE                3.34                     11,736,713
Diversified Financial Services                             DF                0.16                        555,282
Drug Retail                                                DR                2.71                      9,529,233
Electrical Components & Equipment                          EC                0.69                      2,413,876
Electronic Equipment & Instruments                         EE                1.52                      5,337,880
Employment Services                                        ES                1.97                      6,916,857
Environmental Services                                     EN                2.38                      8,349,202
Food Retail                                                FR                1.40                      4,927,279
Health Care Equipment                                      HC                3.83                     13,457,430
Health Care Supplies                                       HS                2.89                     10,162,943
Home Improvement Retail                                    HI                1.36                      4,767,236
Hotels                                                     HO                0.77                      2,714,959
Industrial Machinery                                       IM                3.07                     10,794,179
Integrated Telecommunication Services                      IE                3.41                     11,967,608
Integrated Telecommunication Services -- Long Distance     IL                0.44                      1,548,303
Integrated Oil & Gas                                       IO                5.63                     19,799,464
Internet Software & Services                               IS                0.30                      1,047,500

SUMMARY OF INVESTMENTS BY INDUSTRY
(CONTINUED)

                                                                              % OF
                                                     INDUSTRY           INVESTMENT
INDUSTRY                                                 CODE           SECURITIES                         VALUE
----------------------------------------------------------------------------------------------------------------
EUROPEAN FUND (CONTINUED)
Investment Adviser/Broker Dealer Services                  IA                1.35%                 $   4,751,192
Investment Companies                                       IN                0.55                      1,938,788
Leisure Facilities                                         LF                1.31                      4,589,771
Leisure Products                                           LP                0.20                        705,185
Movies & Entertainment                                     ME                0.00                          5,235
Multi-Line Insurance                                       ML                6.75                     23,718,424
Oil & Gas Equipment & Services                             OQ                0.45                      1,592,458
Packaged Foods                                             PF                1.60                      5,605,365
Pharmaceuticals                                            PH                6.85                     24,069,790
Publishing & Printing                                      PU                1.28                      4,506,936
Repurchase Agreements                                      RA                1.95                      6,841,000
Semiconductor Equipment                                    SE                0.77                      2,702,484
Semiconductors                                             SC                2.33                      8,179,420
Systems Software                                           SY                0.39                      1,351,050
Telecommunications Equipment                               TE                3.15                     11,083,081
Water Utilities                                            WU                2.48                      8,726,252
Wireless Telecommunication Services                        WT                5.88                     20,657,912
================================================================================================================
                                                                           100.00%                 $ 351,375,409
================================================================================================================
INTERNATIONAL BLUE CHIP VALUE FUND
Application Software                                       AO                0.40%                 $     192,750
Automobile Manufacturers                                   AM                1.21                        582,329
Banks                                                      BA               16.41                      7,870,264
Brewers                                                    BR                2.29                      1,098,215
Construction Materials                                     CA                1.57                        751,454
Consumer Electronics                                       CL                4.25                      2,037,400
Consumer Finance                                           CF                1.21                        581,022
Department Stores                                          DS                1.24                        596,859
Diversified Chemicals                                      DC                4.52                      2,166,926
Electric Utilities                                         EU                5.65                      2,708,335
Electronic Equipment & Instruments                         EE                3.77                      1,808,486
Fertilizers & Agricultural Chemicals                       FA                1.66                        795,165
Food Retail                                                FR                1.66                        794,085
General Merchandise Stores                                 GM                0.82                        392,777
Gold                                                       GO                2.22                      1,065,296
Integrated Oil & Gas                                       IO               10.60                      5,080,796
Integrated Telecommunication Services                      IE                9.48                      4,547,045
Internet Software & Services                               IS                1.46                        700,000
Movies & Entertainment                                     ME                1.66                        794,688
Multi-Line Insurance                                       ML                4.62                      2,213,529
Office Electronics                                         OE                1.82                        872,513
Oil & Gas Refining & Marketing                             OR                1.15                        553,960
Packaged Foods                                             PF                6.09                      2,918,828
Pharmaceuticals                                            PH                8.26                      3,962,283
Photographic Products                                      PT                2.48                      1,188,187
Steel                                                      ST                0.49                        234,300
Tires & Rubber                                             TR                1.81                        865,789
Wireless Telecommunication Services                        WT                1.20                        576,090
================================================================================================================
                                                                          100.00%                  $  47,949,371
================================================================================================================
See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2001

                                                                                 INTERNATIONAL
                                                                EUROPEAN             BLUE CHIP
                                                                    FUND            VALUE FUND
----------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                               $ 414,682,201         $  52,738,011
==============================================================================================
  At Value(a)                                              $ 351,375,409         $  47,949,371
Foreign Currency (Cost $0 and $24,971, respectively)                   0                25,013
Receivables:
  Investment Securities Sold                                   7,215,430                     0
  Fund Shares Sold                                             7,877,330             1,303,513
  Dividends and Interest                                         216,508                48,767
  Foreign Tax Reclaim                                            374,538                64,405
Other Investments (Note 6)                                    10,248,416             3,799,360
Prepaid Expenses and Other Assets                                 44,230                17,794
==============================================================================================
TOTAL ASSETS                                                 377,351,861            53,208,223
==============================================================================================
LIABILITIES
Payables:
  Custodian                                                       30,920             1,483,990
  Foreign Sub-Custodian (Cost $725,468 and $0, respectively)     725,044                     0
  Distributions to Shareholders                                        0                12,577
  Investment Securities Purchased                              2,005,312                37,719
  Fund Shares Repurchased                                        904,935                12,893
  Securities Loaned                                           10,248,416             3,799,360
Depreciation on Forward Foreign Currency Contracts                18,728                   127
Accrued Distribution Expenses
  Investor Class                                                  76,734                11,450
  Class C                                                          5,487                   811
  Class K                                                              4                    --
Accrued Expenses and Other Payables                               99,276                15,137
==============================================================================================
TOTAL LIABILITIES                                             14,114,856             5,374,064
==============================================================================================
NET ASSETS AT VALUE                                        $ 363,237,005         $  47,834,159
==============================================================================================
NET ASSETS
Paid-in Capital(b)                                         $ 596,320,453         $  58,335,578
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Loss                                           (32,257)             (149,765)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions  (169,690,075)           (5,561,375)
Net Depreciation of Investment Securities
  and Foreign Currency Transactions                         (63,361,116)           (4,790,279)
==============================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding      $ 363,237,005      $     47,834,159
==============================================================================================
NET ASSETS AT VALUE:
  Investor Class                                           $ 354,045,451      $     46,562,108
==============================================================================================
  Class C                                                  $   9,077,255      $      1,272,051
==============================================================================================
  Class K                                                  $     114,299                    --
==============================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2001
                                                                                 INTERNATIONAL
                                                                EUROPEAN             BLUE CHIP
                                                                    FUND            VALUE FUND
                                                             (CONTINUED)           (CONTINUED)
----------------------------------------------------------------------------------------------

Shares Outstanding
  Investor Class                                              33,418,450             5,699,334
  Class C                                                        884,707               157,798
  Class K                                                         10,865                    --
==============================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                           $       10.59      $           8.17
  Class C (excludes applicable contingent deferred
    sales charge)                                          $       10.26      $           8.06
  Class K                                                  $       10.52                    --
==============================================================================================

(a) Investment securities at cost and value at October 31, 2001 includes a repurchase agreement of $6,841,000 for European Fund.
(b) INVESCO International Funds, Inc. have 1.5 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 400 million have been allocated to European Fund and 200 million to International Blue Chip
     Value Fund: 200 million to European Fund - Investor  Class,  100 million to
     European  Fund - Class  C,  100  million  to  European  Fund - Class K, 100 million to International Blue Chip Value Fund - Investor Class and 100 million to International Blue Chip Value Fund - Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO INTERNATIONAL FUNDS, INC.
YEAR ENDED OCTOBER 31, 2001 (NOTE 1)

                                                                                 INTERNATIONAL
                                                                EUROPEAN             BLUE CHIP
                                                                    FUND            VALUE FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $     6,330,696      $      1,196,631
Dividends from Affiliated Investment Companies                   195,379                     0
Interest                                                       1,001,962                85,350
Securities Loaned Income                                         116,726                10,183
  Foreign Taxes Withheld                                       (780,884)             (129,419)
==============================================================================================
  TOTAL INCOME                                                 6,863,879             1,162,745
==============================================================================================
EXPENSES
Investment Advisory Fees                                       4,200,331               436,650
Distribution Expenses
  Investor Class                                               1,479,234               143,394
  Class C                                                         46,863                 8,624
  Class K                                                              9                    --
Transfer Agent Fees                                            2,220,749               300,401
Administrative Services Fees                                     278,372                36,199
Custodian Fees and Expenses                                      557,364                39,268
Directors' Fees and Expenses                                      36,245                11,304
Interest Expenses                                                 17,383                 2,251
Professional Fees and Expenses                                    50,964                24,612
Registration Fees and Expenses - Investor Class                   43,901                36,274
Reports to Shareholders                                          267,873                62,902
Other Expenses                                                    60,937                 6,551
==============================================================================================
  TOTAL EXPENSES                                               9,260,225             1,108,430
  Fees and Expenses Absorbed by Investment Adviser               (1,065)               (2,248)
  Fees and Expenses Paid Indirectly                            (139,927)               (7,482)
==============================================================================================
    NET EXPENSES                                               9,119,233             1,098,700
==============================================================================================
NET INVESTMENT INCOME (LOSS)                                 (2,255,354)                64,045
==============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                    (119,814,943)           (3,806,164)
  Foreign Currency Transactions                             (39,875,804)           (1,549,486)
==============================================================================================
    Total Net Realized Loss                                (159,690,747)           (5,355,650)
==============================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                    (277,482,762)           (7,154,766)
  Foreign Currency Transactions                               60,284,639             1,079,075
==============================================================================================
    Total Net Depreciation                                 (217,198,123)           (6,075,691)
==============================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                        (376,888,870)          (11,431,341)
==============================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                        $ (379,144,224)      $   (11,367,296)
==============================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FUND

                                                                       YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------
                                                                   2001                    2000
                                                               (Note 1)
OPERATIONS
Net Investment Loss                                     $   (2,255,354)         $   (3,864,243)
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                       (159,690,747)              54,583,839
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions            (217,198,123)               7,340,891
===============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     (379,144,224)              58,060,487
===============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions - Investor Class                                       0            (13,208,928)
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions
    Investor Class                                         (59,716,226)                       0
    Class C                                                   (170,116)                       0
===============================================================================================
TOTAL DISTRIBUTIONS                                        (59,886,342)            (13,208,928)
===============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                            748,791,845           1,183,853,509
  Class C                                                   297,059,793              14,142,590
  Class K                                                       116,826                      --
Reinvestment of Distributions
  Investor Class                                             53,629,930              12,635,263
  Class C                                                       160,937                       0
===============================================================================================
                                                          1,099,759,331           1,210,631,362
Amounts Paid for Repurchases of Shares
  Investor Class                                          (904,190,979)           (893,225,583)
  Class C                                                 (290,822,178)            (10,989,761)
  Class K                                                       (3,157)                      --
===============================================================================================
                                                        (1,195,016,314)           (904,215,344)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                             (95,256,983)             306,416,018
===============================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (534,287,549)             351,267,577
NET ASSETS
Beginning of Period                                         897,524,554             546,256,977
===============================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income (Loss)
  of ($32,257) and $36,510, respectively)               $   363,237,005         $   897,524,554
===============================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
EUROPEAN FUND (CONTINUED)

                                                                       YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------
                                                                   2001                    2000
                                                               (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                             54,933,642              46,197,629
  Class C                                                    23,720,944                 574,115
  Class K                                                        11,159                      --
Shares Issued from Reinvestment of Distributions
  Investor Class                                              3,199,877                 622,733
  Class C                                                         9,689                       0
===============================================================================================
                                                             81,875,311              47,394,477
Shares Repurchased
  Investor Class                                           (66,282,846)            (35,575,854)
  Class C                                                  (22,966,663)               (453,378)
  Class K                                                         (294)                      --
===============================================================================================
                                                           (89,249,803)            (36,029,232)
NET INCREASE (DECREASE) IN FUND SHARES                      (7,374,492)              11,365,245
===============================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
INTERNATIONAL BLUE CHIP VALUE FUND

                                                                       YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------
                                                                   2001                    2000
OPERATIONS
Net Investment Income (Loss)                            $        64,045         $     (230,366)
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                         (5,355,650)               5,556,492
Change in Net Depreciation of Investment
  Securities and Foreign Currency Transactions              (6,075,691)             (5,043,907)
===============================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                   (11,367,296)                 282,219
===============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income - Investor Class            (44,925)               (244,809)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                  0             (1,260,037)
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions
    Investor Class                                          (4,974,487)                       0
    Class C                                                    (62,022)                       0
===============================================================================================
TOTAL DISTRIBUTIONS                                         (5,081,434)             (1,504,846)
===============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                            152,939,831               54,921,103
  Class C                                                    22,776,321                9,077,986
Reinvestment of Distributions
  Investor Class                                              4,951,569                1,419,208
  Class C                                                        43,862                        0
================================================================================================
                                                            180,711,583               65,418,297
Amounts Paid for Repurchases of Shares
  Investor Class                                          (156,776,760)             (45,125,608)
  Class C                                                  (22,441,355)              (7,990,883)
================================================================================================
                                                          (179,218,115)             (53,116,491)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                1,493,468               12,301,806
================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (14,955,262)               11,079,179
NET ASSETS
Beginning of Period                                          62,789,421               51,710,242
================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss
  of ($149,765) and ($279,934), respectively)           $    47,834,159         $     62,789,421
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
INTERNATIONAL BLUE CHIP VALUE FUND (CONTINUED)


                                                                       YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------
                                                                   2001                    2000
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                             16,454,542               4,658,313
  Class C                                                     2,468,779                 783,904
Shares Issued from Reinvestment of Distributions
  Investor Class                                                503,880                 123,332
  Class C                                                         4,467                       0
===============================================================================================
                                                             19,431,668               5,565,549
Shares Repurchased
  Investor Class                                           (16,790,881)             (3,855,021)
  Class C                                                   (2,412,545)               (686,807)
===============================================================================================
                                                           (19,203,426)             (4,541,828)
NET INCREASE IN FUND SHARES                                     228,242               1,023,721
===============================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO International Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO International Funds, Inc. is incorporated in Maryland and presently consists of two separate Funds: European Fund and International Blue Chip Value Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek capital appreciation through investments in designated geographical sectors for European Fund and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Value Fund. INVESCO International Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective December 14, 2000, European Fund began offering an additional class of shares, referred to as Class K shares. The Funds also offer Investor Class and Class C shares. Investor Class, Class C and Class K shares are subject to an annual distribution fee of 0.25%, 1.00% and 0.45%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended October 31, 2001, European Fund invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/ or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 2001, European Fund had $3,305,087 and $155,267,157 in net capital loss carryovers which expire in the years 2006 and 2009, respectively, and International Blue Chip Value Fund had $3,760,945 in net capital loss carryovers which expire in the year 2009.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, nontaxable dividends, passive foreign investment company income, stock dividends and other corporate reorganizations.

For the year ended October 31, 2001, the effects of such differences were as follows:

                                                                   ACCUMULATED
                                                ACCUMULATED      UNDISTRIBUTED
                                              UNDISTRIBUTED       NET REALIZED
                                                        NET            LOSS ON
                                                 INVESTMENT         INVESTMENT                PAID-IN
FUND                                                   LOSS         SECURITIES                CAPITAL
-----------------------------------------------------------------------------------------------------
European Fund                                  $  2,186,587          $  93,407         $  (2,279,994)
International Blue Chip Value Fund                  111,049           (13,221)               (97,828)

Net investment income (loss), net realized losses and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                      AVERAGE NET ASSETS
-------------------------------------------------------------------------------------
                                            $700       $2       $4       $6
                          $0 TO  $350 TO  MILLION  BILLION  BILLION  BILLION     OVER
                           $350     $700    TO $2    TO $4    TO $6    TO $8       $8
FUND                    MILLION  MILLION  BILLION  BILLION  BILLION  BILLION  BILLION
-------------------------------------------------------------------------------------
European Fund             0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%

                                      AVERAGE NET ASSETS
-------------------------------------------------------------------------------------
                                    $500       $1       $2       $4       $6
                          $0 TO  MILLION  BILLION  BILLION  BILLION  BILLION     OVER
                           $500    TO $1    TO $2    TO $4    TO $6    TO $8       $8
FUND                    MILLION  BILLION  BILLION  BILLION  BILLION  BILLION  BILLION
-------------------------------------------------------------------------------------
International Blue
  Chip Value Fund         0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAML"), an affiliate of IFG, investment decisions of European Fund are made by IAML. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Value Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares of 1.00% per annum of average daily net assets. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year ended October 31, 2001, amounts paid to the Distributor were as follows:

                                            INVESTOR          CLASS        CLASS
FUND                                           CLASS              C            K
--------------------------------------------------------------------------------
European Fund                          $   1,585,212      $  42,664     $      5
International Blue Chip Value Fund           144,368          8,505           --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by European Fund for the year ended October 31, 2001 and IFG and IGAM have agreed to absorb certain fees and expenses incurred by International Blue Chip Value Fund for the year ended October 31, 2001.

A 2% redemption fee is retained by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund's Investor Class of shares. Total redemption fees received by European Fund
- Investor Class and International Blue Chip Value Fund - Investor Class for the year ended October 31, 2001 were $1,310,056 and $155,621, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                            PURCHASES               SALES
---------------------------------------------------------------------------------------------
European Fund                                             $   510,432,874     $   635,557,573
International Blue Chip Value Fund                             30,221,993          31,551,176

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At October 31, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net depreciation by Fund were as follows:


                                              GROSS                 GROSS                 NET
FUND                                   APPRECIATION          DEPRECIATION        DEPRECIATION
---------------------------------------------------------------------------------------------
European Fund                       $    35,206,629       $   109,631,370     $    74,424,741
International Blue Chip Value Fund        2,686,939             9,425,264           6,738,325

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAML or IGAM.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the year ended October 31, 2001, included in Directors'
Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                 UNFUNDED
                                            PENSION               ACCRUED             PENSION
FUND                                       EXPENSES         PENSION COSTS           LIABILITY
---------------------------------------------------------------------------------------------
European Fund                       $        11,918       $        12,530     $        67,174
International Blue Chip Value Fund              880                 5,097              14,234

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian effective April 27, 2001. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guranteed by the U.S. government, its agencies or instrumentalities and is disclosed as "Other Investments" in the Statement of Assets and Liabilities. As of October 31, 2001, European and International Blue Chip Value Funds have on loan securities valued at $9,956,868 and $3,646,869, respectively. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations.

NOTE 7 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the year ended October 31, 2001, European and International Blue Chip Value Funds borrowed cash at a weighted average rate ranging from 2.93% to 3.94%. During that period, European Fund lent cash at a weighted average rate of 5.19%. At October 31, 2001, there were no such borrowings and/or lendings for any Fund.

NOTE 8 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At October 31, 2001, there were no such borrowings for any Fund.

NOTE 9 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended October 31, 2001, the Distributor received the following CDSC fees from Class C shareholders:

FUND                                                                    CDSC FEE
--------------------------------------------------------------------------------
European Fund                                                        $     3,682
International Blue Chip Value Fund                                        10,094

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO International Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO European Fund and INVESCO International Blue Chip Value Fund (constituting INVESCO International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
December 4, 2001

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- INVESTOR CLASS

---------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------
                                                 2001         2000         1999         1998         1997
PER SHARE DATA
Net Asset Value -- Beginning of Period      $   21.53    $   18.01    $   17.62    $   17.34    $   15.85
=========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income (Loss)(b)                (0.00)       (0.11)       (0.09)         0.04         0.07
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)               (9.47)         4.07         2.18         3.58         2.63
=========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (9.47)         3.96         2.09         3.62         2.70
=========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income             0.00         0.00         0.00         0.06         0.07
In Excess of Net Investment Income(c)            0.00         0.00         0.01         0.00         0.00
Distributions from Capital Gains                 0.00         0.44         1.69         3.28         1.14
In Excess of Capital Gains                       1.47         0.00         0.00         0.00         0.00
=========================================================================================================
TOTAL DISTRIBUTIONS                              1.47         0.44         1.70         3.34         1.21
=========================================================================================================
Net Asset Value -- End of Period            $   10.59    $   21.53    $   18.01    $   17.62    $   17.34
=========================================================================================================

TOTAL RETURN                                 (46.45%)       22.08%       12.64%       24.92%       18.07%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $ 354,045    $ 894,943    $ 546,257    $ 672,146    $ 324,819
Ratio of Expenses to Average Net Assets(d)      1.54%        1.33%        1.56%        1.34%        1.25%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                          (0.37%)      (0.42%)      (0.48%)        0.24%        0.33%
Portfolio Turnover Rate                           89%          84%          90%         102%          90%

(a) The per share information was computed based on average shares for the years ended October 31, 2000 and 1999.
(b) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31, 2001.
(c) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian and transfer agent fees).

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR           PERIOD
                                                          ENDED            ENDED
                                                     OCTOBER 31       OCTOBER 31
--------------------------------------------------------------------------------
                                                           2001          2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $    21.38       $    28.72
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                      (0.12)           (0.04)
Net Losses on Securities (Both Realized and Unrealized)  (9.53)           (7.30)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (9.65)           (7.34)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                   1.47             0.00
================================================================================
Net Asset Value -- End of Period                     $    10.26       $    21.38
================================================================================

TOTAL RETURN(c)                                        (47.76%)      (25.56%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $    9,077       $    2,582
Ratio of Expenses to Average Net Assets(e)                2.75%         2.08%(f)
Ratio of Net Investment Loss to Average Net Assets      (1.27%)       (0.88%)(f)
Portfolio Turnover Rate                                     89%           84%(g)

(a)  From February 15, 2000, since inception of Class C, to October 31, 2000.
(b) The per share information was computed based on average shares for the year ended October 31, 2001.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the year ended October 31, 2000.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          PERIOD
                                                                           ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
                                                                         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                $    17.88
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                                    (0.00)
Net Losses on Securities (Both Realized and Unrealized)                   (7.36)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (7.36)
================================================================================
Net Asset Value -- End of Period                                      $    10.52
================================================================================

TOTAL RETURN                                                         (41.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                            $      114
Ratio of Expenses to Average Net Assets(e)(f)                           2.20%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                 (0.58%)(g)
Portfolio Turnover Rate                                                   89%(h)

(a)  From December 14, 2000, since inception of Class K, to October 31, 2001.
(b)  The per share information was computed based on average shares.
(c)  Net Investment Loss aggregated less than $0.01 on a per share basis.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 56.83% (annualized) and ratio of net investment loss to average net assets would have been (55.21%) (annualized).
(g)  Annualized
(h) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended October 31, 2001.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       PERIOD
                                                                                        ENDED
                                                     YEAR ENDED OCTOBER 31         OCTOBER 31
---------------------------------------------------------------------------------------------
                                                 2001         2000         1999       1998(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $   11.16    $   11.23    $   10.02     $   10.00
=============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                     0.03       (0.01)         0.02          0.00
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                     (2.07)         0.27         1.21          0.02
=============================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (2.04)         0.26         1.23          0.02
=============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income             0.00         0.00         0.02          0.00
In Excess of Net Investment Income               0.01         0.05         0.00          0.00
Distributions from Capital Gains                 0.00         0.28         0.00          0.00
In Excess of Capital Gains                       0.94         0.00         0.00          0.00
=============================================================================================
TOTAL DISTRIBUTIONS                              0.95         0.33         0.02          0.00
=============================================================================================
Net Asset Value -- End of Period            $    8.17    $   11.16    $   11.23     $   10.02
=============================================================================================

TOTAL RETURN                                 (19.74%)        2.66%       11.77%      0.20%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $  46,562    $  61,708    $  51,710     $   6,287
Ratio of Expenses to Average Net
  Assets(c)(d)                                  1.89%        2.04%        2.09%      0.90%(e)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(d)                      0.12%      (0.37%)        0.30%      6.16%(e)
Portfolio Turnover Rate                           54%          59%         112%         0%(b)

(a) From October 28, 1998, commencement of investment operations, to October 31, 1998.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the year ended October 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.56% and ratio of net investment loss to average net assets would have been (0.17%).
(e)  Annualized

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR                PERIOD
                                                     ENDED                 ENDED
                                                OCTOBER 31            OCTOBER 31
--------------------------------------------------------------------------------
                                                      2001               2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period          $    11.14            $    12.06
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                 (0.02)                (0.04)
Net Losses on Securities (Both Realized
  and Unrealized)                                   (2.12)                (0.88)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    (2.14)                (0.92)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS              0.94                  0.00
================================================================================
Net Asset Value -- End of Period                $     8.06            $    11.14
================================================================================

TOTAL RETURN(c)                                   (20.75%)            (7.63%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)      $    1,272            $    1,082
Ratio of Expenses to Average Net Assets(e)(f)        2.76%              2.47%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                                    (0.62%)            (0.56%)(g)
Portfolio Turnover Rate                                54%                59%(h)

(a)  From February 15, 2000, since inception of Class C, to October 31, 2000.
(b) The per share information was computed using average shares for the period ending October 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the year ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.02% and ratio of net investment loss to average net assets would have been (0.88%).
(g)  Annualized
(h) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended October 31, 2000.

WE'RE EASY TO STAY IN TOUCH WITH:

Investor Services: 1-800-525-8085
Personal Account Line: 1-800-424-8085
On the World Wide Web:  invescofunds.com

INVESCO Distributors, Inc. (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

AINT  9232  11/01